                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                      JCIC Sponsor LLC

Address of Joint Filer:                   c/o
                                          Jack Creek Investment Corp.
                                          386 Park Avenue South, FL 20
                                          New York, NY 10016

Relationship of Joint Filer to Issuer:    10% Owner, Director

Issuer Name and Ticker or Trading Symbol: Jack Creek Investment Corp.
                                          [JCIC]

Date of Earliest Transaction Required
to be Reported:
(Month/Day/Year):                         January 24, 2023

Designated Filer:                         JCIC Sponsor LLC

Signature:

JCIC SPONSOR LLC
By its Manager, KSH CAPITAL LP
Acting by its General Partner
KSH CAPITAL GP LLC

By:    /s/ Robert Savage
       ---------------------------
Name:  Robert Savage
Title: President

Dated: January 24, 2023

                              Joint Filer Information

                                    (continued)

Name of Joint Filer:                      KSH Capital LP

Address of Joint Filer:                   c/o
                                          Jack Creek Investment Corp.
                                          386 Park Avenue South, FL 20
                                          New York, NY 10016

Relationship of Joint Filer to Issuer:    10% Owner, Director

Issuer Name and Ticker or Trading Symbol: Jack Creek Investment Corp.
                                          [JCIC]

Date of Earliest Transaction Required
to be Reported:
(Month/Day/Year):                         January 24, 2023

Designated Filer:                         JCIC Sponsor LLC

Signature:

KSH CAPITAL LP
Acting by its General Partner
KSH CAPITAL GP LLC

By:    /s/ Robert Savage
       ---------------------------
Name:  Robert Savage
Title: President

Dated: January 24, 2023

                              Joint Filer Information

                                    (continued)

Name of Joint Filer:                      Jeffrey E. Kelter

Address of Joint Filer:                   c/o
                                          Jack Creek Investment Corp.
                                          386 Park Avenue South, FL 20
                                          New York, NY 10016

Relationship of Joint Filer to Issuer:    Executive Chairman and Chairman
                                          of the Board of Directors

Issuer Name and Ticker or Trading Symbol: Jack Creek Investment Corp.
                                          [JCIC]

Date of Earliest Transaction Required
to be Reported:
(Month/Day/Year):                         January 24, 2023

Designated Filer:                         JCIC Sponsor LLC

Signature:

/s/ Jeffrey E. Kelter
-------------------------------
Jeffrey E. Kelter

Dated: January 24, 2023

                              Joint Filer Information

                                    (continued)

Name of Joint Filer:                      Robert F. Savage

Address of Joint Filer:                   c/o
                                          Jack Creek Investment Corp.
                                          386 Park Avenue South, FL 20
                                          New York, NY 10016

Relationship of Joint Filer to Issuer:    Chief Executive Officer

Issuer Name and Ticker or Trading Symbol: Jack Creek Investment Corp.
                                          [JCIC]

Date of Earliest Transaction Required
to be Reported:
(Month/Day/Year):                         January 24, 2023

Designated Filer:                         JCIC Sponsor LLC

Signature:

/s/ Robert Savage
-------------------------------
Robert F. Savage

Dated: January 24, 2023

                              Joint Filer Information

                                    (continued)

Name of Joint Filer:                      Thomas Jermoluk

Address of Joint Filer:                   c/o
                                          Jack Creek Investment Corp.
                                          386 Park Avenue South, FL 20
                                          New York, NY 10016

Relationship of Joint Filer to Issuer:    President and Director

Issuer Name and Ticker or Trading Symbol: Jack Creek Investment Corp.
                                          [JCIC]

Date of Earliest Transaction Required
to be Reported:
(Month/Day/Year):                         January 24, 2023

Designated Filer:                         JCIC Sponsor LLC

Signature:

/s/ Thomas Jermoluk
-------------------------------
Thomas Jermoluk

Dated: January 24, 2023